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                                                              EXHIBIT 10.17a


                         SIXTH AMENDMENT TO THE
              ORYX ENERGY COMPANY CAPITAL ACCUMULATION PLAN

   WHEREAS, the Oryx Energy Company Capital Accumulation Plan (the "Plan") was amended and restated to be generally effective as of January 1, 1993; and

   WHEREAS, the sponsor of the Plan, Oryx Energy Company (the "Company"), desires to further amend certain provisions of the Plan.

   NOW, THEREFORE, pursuant to the powers reserved to the sponsor, the Company, in Article XV of the Plan, the Plan is hereby amended, generally effective as of January 1, 1995 (except as otherwise provided below), as follows:

                                       I.

   Article IV of the Plan is hereby amended as follows:

   Section 4.01 of the Plan is hereby amended as follows, effective January 1, 1995:

   4.01   COMPANY CONTRIBUTIONS.   Each Plan Year, each Employer shall
   make a contribution (the "Company Contribution") to the Trust. Subject to Sections 4.07, 5.02 and 5.05 below, each Employer's Company Contribution shall consist of (i) the Basic Matching Contributions attributable to its Employees, (ii) any amount the company contributes pursuant to Section 4.06(6) or 4.07(6) below, and (iii) any additional Matching Contribution designated by the Compensation Committee, in its discretion. All Company Contributions are conditioned on their deductibility under Code
   Section 404(a), unless the Compensation Committee specifically provides otherwise. Company Contributions may be made in cash or in the form of shares of Company Stock. Company Contributions shall be deemed made to enable the Plan to meet its obligations under Exempt Loans only if so designated by the Compensation Committee."


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                                       II.

   Article V of the Plan is hereby amended as follows:

   Section 5.01 of the Plan is hereby amended by adding the following new sentence after the second sentence of Section 5.01:

   "Any additional, discretionary Matching Contributions made pursuant to clause (iii) of Section 4.01 shall be allocated on a matching basis as a uniform percentage of each Participant's Basic Contributions hereunder, subject to Sections 4.06, 4.07, 5.03 and
   5.04 hereof."

                                      III.

   Article VII of the Plan is hereby amended by revising Section 7.03 to read as follows, effective August 1, 1995:

   "7.03 DIVERSIFICATION OF PARTICIPANT'S ACCOUNT. This Section shall apply to the extent a Participant's interest in Company Contributions made on or after August 1, 1989 has been credited to the Oryx Energy Company Stock Fund ("Eligible Assets"). At any time during a Plan Year, a Participant may elect to direct the investment of twenty-five percent (25%) of the Eligible Assets in his Account (measured in shares of Company Stock as of the first day of such Plan Year). To the extent a Participant makes an election under this Section, the portion of the Eligible Assets in the Participant's Account that is subject to the election shall be reinvested in accordance with the Participant's directions pursuant to Section 6.05 above."

   Section 7.05 of the Plan is hereby amended effective August 1, 1995 to read as follows:

   "7.05 SPECIAL ESOP GUARANTY. This Section applies solely to the extent the portion of a Participant's Company Contribution Account attributable to Company Contributions made on or after August 1, 1989, and before January 1, 1995 is either (i) distributed on or before July 31, 1995, or (ii) transferred on or before July 31, 1995, to another Fund following the Participant's retirement, death, Disability or other Termination of Employment (either type of occurrence is hereinafter referred to as a "Guaranteed Distribution"). If the value of the Guaranteed Distribution payable to


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   a Participant from the Trust Fund is less than the Participant's
   Cumulative Match, the Participant's Employer shall pay the Participant, as of the date of distribution or transfer of his interest in the Company Stock Fund, a single cash payment equal to (a) the Participant's Cumulative Match, less (b) the amount actually distributable to the Participant from the Company Stock Fund attributable to Company Contributions made on or after August 1, 1989, and prior to January 1, 1995. "Cumulative Match" means the sum of the cash Basic Matching Contributions allocated to the Participant with respect to the period from August 1, 1989, through December 31, 1994 without any adjustment for earnings, gain, loss, depreciation or appreciation."

                                      IV.

   The Fourth Amendment to the Oryx Energy Company Capital Accumulation Plan, executed on July 5, 1994, is hereby amended by rescinding certain provisions which were to have taken effect upon the extinguishment of the Plan's existing exempt loan, so that the Preamble and Articles I-IX of the Fourth Amendment shall read as follows:

                           "FOURTH AMENDMENT TO THE
                              ORYX ENERGY COMPANY
                           CAPITAL ACCUMULATION PLAN

      WHEREAS, ORYX ENERGY COMPANY (THE "COMPANY") ESTABLISHED THE ORYX ENERGY COMPANY CAPITAL ACCUMULATION PLAN, EFFECTIVE AS OF NOVEMBER 1, 1988 (THE "PLAN"), AND LAST AMENDED AND RESTATED SUCH PLAN EFFECTIVE AS OF JANUARY 1, 1993; AND THE PLAN WAS FURTHER AMENDED BY FIRST, SECOND AND THIRD AMENDMENTS; AND

      WHEREAS, THE COMPANY DESIRES TO FURTHER AMEND THE PLAN; ON
   JUNE 29, 1993, AND AUGUST 31, 1993, THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF THE COMPANY, ACTING PURSUANT TO
   AUTHORITY DELEGATED BY THE BOARD, APPROVED CERTAIN AMENDMENTS
   TO THE PLAN.

      NOW, THEREFORE, PURSUANT TO THE POWERS RESERVED IN ARTICLE XV OF THE PLAN, THE COMPANY HEREBY AMENDS THE PLAN, EFFECTIVE AS OF JANUARY 1, 1994 (EXCEPT AS


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   OTHERWISE PROVIDED BELOW), AS FOLLOWS.  NO AMENDMENT DIRECTLY
   AFFECTING THE PAYSOP SUBACCOUNTS (AS DEFINED IN THE PLAN), INCLUDING THEIR QUALIFICATION UNDER IRC SECTION 409(a), SHALL TAKE EFFECT UNTIL THE LATER OF: (i) JANUARY 1, 1994 (WHICH IS 84 MONTHS AFTER THE EFFECTIVE DATE OF THE LAST ALLOCATION OF
   EMPLOYER SECURITIES TO THE PAYSOP SUBACCOUNTS), OR (ii) AS SOON AS PRACTICABLE AFTER ISSUANCE OF A FAVORABLE IRS DETERMINATION LETTER WITH RESPECT TO THIS AMENDMENT.


                                       I.

   ARTICLE I OF THE PLAN IS HEREBY AMENDED BY ADDING THE FOLLOWING NEW LANGUAGE AT THE END OF SECTION 1.02:

   PROVIDED, HOWEVER, THAT EFFECTIVE JANUARY 1, 1994, OR, IF LATER, AS SOON AS PRACTICABLE AFTER RECEIPT OF A FAVORABLE DETERMINATION LETTER FROM THE INTERNAL REVENUE SERVICE WITH RESPECT TO THIS AMENDMENT, THE PAYSOP SUBACCOUNTS PORTION OF THE PLAN SHALL NO LONGER BE INTENDED TO QUALIFY UNDER CODE SECTION 409 AND THE PAYSOP SUBACCOUNTS SHALL EITHER BE DISTRIBUTED TO PARTICIPANTS, AT THEIR OPTION, OR REMAIN IN THE PLAN UNDER THE SAME TERMS AND CONDITIONS APPLICABLE TO OTHER COMPANY CONTRIBUTIONS MADE PRIOR TO AUGUST 1, 1989.


                                      II.

   ARTICLE II OF THE PLAN IS AMENDED AS FOLLOWS:

   SECTION 2.22 OF THE PLAN IS HEREBY AMENDED TO READ AS FOLLOWS:

      2.22 "FUNDS" MEANS THE FUNDS IN WHICH PARTICIPANTS' ACCOUNTS ARE INVESTED HEREUNDER, CONSISTING OF THE COMPANY STOCK FUND AND THE OTHER FUNDS PROVIDED FOR IN SUBSECTION 6.05(1).

   SECTIONS 2.25 AND 2.42 OF THE PLAN ARE DELETED IN THEIR ENTIRETY AND THE REMAINING SECTIONS OF THE PLAN ARE RENUMBERED ACCORDINGLY.

   SECTION 2.50 OF THE PLAN IS HEREBY AMENDED BY DELETING THE FOLLOWING DEFINED
TERMS:

   "FUND A", "FUND B", AND "FUND C" SUBSECTION 6.05(1)(a)
   "FUND ESOP" SUBSECTION 6.05(1)(c)


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   "FUND L" SUBSECTION 6.05(1)(d)
   "SUPPLEMENTAL CONTRIBUTION" SECTION 4.01

   SECTION 2.27 OF THE PLAN IS HEREBY AMENDED TO READ AS FOLLOWS, EFFECTIVE AS OF THE LATER OF JANUARY 1, 1994 OR THE DATE OF A FAVORABLE INTERNAL REVENUE SERVICE DETERMINATION LETTER WITH RESPECT TO THIS AMENDMENT:

      "2.27 "PAYSOP SUBACCOUNT" MEANS THE PORTION OF A PARTICIPANT'S COMPANY CONTRIBUTION ACCOUNT ATTRIBUTABLE TO PAYROLL STOCK
   OWNERSHIP PLAN CONTRIBUTIONS UNDER THE PREDECESSOR PLAN."


                                     III.

   ARTICLE IV OF THE PLAN IS HEREBY AMENDED AS FOLLOWS:

   SECTION 4.02 IS AMENDED BY DELETING THE SECOND SENTENCE THEREFROM AND REVISING THE THIRD SENTENCE THEREOF TO READ AS FOLLOWS:

   SUCH BASIC MATCHING CONTRIBUTIONS SHALL BE ALLOCATED TO THE
   COMPANY CONTRIBUTION ACCOUNT OF EACH PARTICIPANT WHOSE BASIC
   CONTRIBUTIONS WERE SO MATCHED.

   SECTION 4.07 OF THE PLAN IS HEREBY AMENDED BY REVISING THE SECOND SENTENCE THEREOF TO READ AS FOLLOWS:

   THE LIMITATIONS OF CODE SECTION 401(m) SHALL BE APPLIED SEPARATELY TO THE EMPLOYEE STOCK OWNERSHIP ("ESOP") PORTION OF THE PLAN (CONSISTING OF ALL COMPANY CONTRIBUTIONS MADE AFTER AUGUST 1, 1989, OTHER THAN CONTRIBUTIONS PURSUANT TO SECTIONS 4.06(6) OR 4.07(6) [UNLESS SPECIFICALLY DESIGNATED AS ESOP CONTRIBUTIONS]).

                                       IV.

   ARTICLE V OF THE PLAN IS HEREBY AMENDED, EFFECTIVE JANUARY 2, 1995, AS
FOLLOWS:

THE FIRST SENTENCE OF SECTION 5.01 IS AMENDED BY INSERTING THE WORD "BASIC" BEFORE THE WORDS "MATCHING CONTRIBUTION."

THE THIRD AND FOURTH SENTENCES OF SECTION 5.01 ARE DELETED.

THE FIFTH SENTENCE OF SECTION 5.01 IS REVISED BY CHANGING THE TERM "FUND L" TO "THE ORYX ENERGY COMPANY STOCK FUND."


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                                       V.

   ARTICLE VI OF THE PLAN IS HEREBY AMENDED AS FOLLOWS, EFFECTIVE JANUARY 1, 1994, OR, IF LATER, UPON ISSUANCE OF A FAVORABLE IRS DETERMINATION LETTER WITH RESPECT TO THIS AMENDMENT (EXCEPT AS OTHERWISE PROVIDED BELOW):

   THE FOURTH SENTENCE OF SECTION 6.01 IS HEREBY AMENDED BY DELETING THE WORDS "PAYSOP SUBACCOUNT" AND SUBSTITUTING THEREFOR THE WORDS: "COMPANY CONTRIBUTIONS MADE PRIOR TO AUGUST 1, 1989."

   SUBSECTION 6.04(2)(a) OF THE PLAN IS HEREBY AMENDED TO READ AS FOLLOWS:

      "(a)   DIVIDENDS RECEIVED ON ANY SHARES OF COMPANY STOCK THAT
   ARE CREDITED TO A PARTICIPANT'S ACCOUNT SHALL BE ALLOCATED TO SUCH ACCOUNT AND SHALL BE REINVESTED, TO THE EXTENT PRACTICABLE, IN
   ADDITIONAL SHARES OF COMPANY STOCK."

   SUBSECTION 6.05(1) IS HEREBY AMENDED BY DELETING SUBPARAGRAPHS (b), (c) AND
(d) AND SUBSTITUTING THE FOLLOWING THEREFOR:

      "(b)   "THE ORYX ENERGY COMPANY STOCK FUND" IS INVESTED TO THE
   EXTENT PRACTICABLE IN SHARES OF COMPANY STOCK."

                                      VI.

   ARTICLE VIII OF THE PLAN IS HEREBY AMENDED, EFFECTIVE JANUARY 1, 1994, OR, IF LATER, UPON RECEIPT OF A FAVORABLE IRS DETERMINATION LETTER WITH RESPECT TO THIS AMENDMENT, AS FOLLOWS:

   SECTION 8.01 IS HEREBY AMENDED BY DELETING FROM THE END OF THE FIRST SENTENCE THE PHRASE: "EXCLUDING HIS PAYSOP SUBACCOUNT"; DELETING THE SECOND SENTENCE THEREFROM; AND BY DELETING FROM THE THIRD SENTENCE THEREOF THE PHRASE", IN
SECTION 6.04(2)(a) (REGARDING DIVIDEND DISTRIBUTIONS)."

   SECTION 8.02 IS HEREBY AMENDED BY DELETING FROM THE SECOND SENTENCE THEREOF THE PHRASE "FUND D AND FUND ESOP" AND SUBSTITUTING THE PHRASE "THE ORYX ENERGY COMPANY STOCK FUND", AND BY CHANGING THE REFERENCE TO "FUND D" IN THE PARENTHETICAL PHRASE TO "THE ORYX ENERGY COMPANY STOCK FUND."

                                     VII.

   ARTICLE XI OF THE PLAN IS HEREBY AMENDED AS FOLLOWS:


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   SUBSECTION 11.02(9) IS HEREBY AMENDED TO READ AS FOLLOWS:

   11.02(9)   IN THE EVENT A PARTICIPANT ELECTS A DEFERRED
   DISTRIBUTION, HE MAY DIRECT THE INVESTMENT OF HIS INTEREST IN
   COMPANY CONTRIBUTIONS MADE ON OR AFTER AUGUST 1, 1989, AMONG THE FUNDS PURSUANT TO SUBSECTION 6.05(3).

   SECTION 11.05 IS HEREBY AMENDED BY DELETING SUBSECTION (f) THEREFROM, AND BY ADDING THE FOLLOWING LANGUAGE AT THE END OF SECTION 11.05:

   NOTWITHSTANDING THE FOREGOING, EFFECTIVE JANUARY 1, 1994 (WHICH IS MORE THAN 84 MONTHS LATER THAN THE LAST DATE OF ANY ALLOCATION OF COMPANY STOCK TO ANY PARTICIPANT'S PAYSOP SUBACCOUNT), OR, IF LATER, UPON ISSUANCE OF A FAVORABLE DETERMINATION LETTER BY THE INTERNAL REVENUE SERVICE WITH RESPECT TO THIS AMENDMENT, EACH PARTICIPANT SHALL HAVE AN OPTION TO WITHDRAW HIS PAYSOP SUBACCOUNT. ANY PARTICIPANT'S PAYSOP SUBACCOUNT THAT IS NOT SO WITHDRAWN SHALL BE REALLOCATED AND REINVESTED AMONG THE FUNDS AT THE PARTICIPANT'S DIRECTION, AND SHALL REMAIN FULLY VESTED.

                                      VIII.

   ARTICLE XIII OF THE PLAN IS HEREBY AMENDED AS FOLLOWS:

   THE THIRD SENTENCE OF SECTION 13.16 IS REVISED TO READ AS FOLLOWS:

   THE ORYX ENERGY COMPANY STOCK FUND IS DESIGNED TO INVEST
   PRIMARILY IN COMPANY STOCK, WHICH IS A QUALIFYING EMPLOYER
   SECURITY WITHIN THE MEANING OF ERISA SECTION 407(d)(5).  A
   PORTION OF THE ORYX ENERGY COMPANY STOCK FUND MAY BE MAINTAINED IN CASH OR SHORT-TERM INVESTMENTS TO MEET LIQUIDITY NEEDS OR FOR OTHER REASONS, AS THE BENEFIT PLANS INVESTMENT COMMITTEE DIRECTS.

                                       V.

   Except as amended by this instrument, the Plan, as previously amended, shall remain in full force and effect.


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   IN WITNESS WHEREOF, the Company has caused this instrument to be executed this 8th day of December, 1994.


                                              ORYX ENERGY COMPANY


                                              BY:  /s/ William P. Stokes, Jr.
                                                   -----------------------------
                                                       William P. Stokes, Jr.
                                                       Vice President, Corporate
                                                       Development and Human
                                                       Relations


ATTEST:


By: /s/ Frank B. Sweeney
    -----------------------
Title:  Corporate Secretary